EXHIBIT 10.1

                                  CERTIFICATION


         I, Mario Cesar Pereira de Araujo, Chief Executive Officer of Tele Nordeste Celular Participacoes S.A. ("TND"), hereby certify in connection with the filing with the U.S. Securities and Exchange Commission ("SEC") of Amendment No. 1 on Form 20-F/A (the "First Amendment") to TND's Annual Report on Form 20-F for the fiscal year ended December 31, 2003 (as amended by the First Amendment, the "Annual Report") that:

1.   I have reviewed the Annual Report of TND;

2. Based on my knowledge, the Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report;

3. Based on my knowledge, the financial statements, and other financial information included in the Annual Report, fairly present in all material respects the financial condition, results of operations and cash flows of TND as of, and for, the periods presented in the Annual Report;

4. TND's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for TND and have:

     (a) designed such disclosure controls and procedures to ensure that material information relating to TND, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the Annual Report is being prepared;

     (b) evaluated the effectiveness of TND's disclosure controls and procedures as of a date within 90 days prior to the filing date of the Annual Report and the First Amendment (the "Evaluation Date"); and

     (c) presented in the Annual Report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. TND's other certifying officer and I have disclosed, based on our most recent evaluation, to TND's auditors and the audit committee of TND's board of directors (or persons performing the equivalent function):

     (a) all significant deficiencies in the design or operation of internal controls which could adversely affect TND's ability to record, process, summarize and report financial data and have identified for TND's auditors any material weaknesses in internal controls; and

     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in TND's internal controls; and

6. TND's other certifying officer and I have indicated in the Annual Report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: June 8, 2004

                                        /s/  Mario Cesar Pereira de Araujo
                                  -----------------------------------------
                                  Name: Mario Cesar Pereira de Araujo
                                  Title: Chairman & Chief Executive Officer

                                  CERTIFICATION


         I, Walmir Urbano Kesseli, Chief Financial Officer of Tele Nordeste Celular Participacoes S.A. ("TND"), hereby certify in connection with the filing with the U.S. Securities and Exchange Commission ("SEC") of Amendment No. 1 on Form 20-F/A (the "First Amendment") to TND's Annual Report on Form 20-F for the fiscal year ended December 31, 2003 (as amended by the First Amendment, the "Annual Report") that:

1.   I have reviewed the Annual Report of TND;

2. Based on my knowledge, the Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report;

3. Based on my knowledge, the financial statements, and other financial information included in the Annual Report, fairly present in all material respects the financial condition, results of operations and cash flows of TND as of, and for, the periods presented in the Annual Report;

4. TND's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for TND and have:

     (a) designed such disclosure controls and procedures to ensure that material information relating to TND, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the Annual Report is being prepared;

     (b) evaluated the effectiveness of TND's disclosure controls and procedures as of a date within 90 days prior to the filing date of the Annual Report and the First Amendment (the "Evaluation Date"); and

     (c) presented in the Annual Report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. TND's other certifying officer and I have disclosed, based on our most recent evaluation, to TND's auditors and the audit committee of TND's board of directors (or persons performing the equivalent function):

     (a) all significant deficiencies in the design or operation of internal controls which could adversely affect TND's ability to record, process, summarize and report financial data and have identified for TND's auditors any material weaknesses in internal controls; and

     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in TND's internal controls; and

6. TND's other certifying officer and I have indicated in the Annual Report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: June 8, 2004

                                          /s/  Walmir Urbano Kesseli
                                         ----------------------------------
                                         Name: Walmir Urbano Kesseli
                                         Title: Chief Financial Officer